Filed pursuant to Rule 497(d)



                             VAN KAMPEN UNIT TRUSTS

                         SUPPLEMENT TO THE PROSPECTUSES

   Notwithstanding anything to the contrary in the prospectuses, the sales charge discounts described under "Large Quantity Purchases", in the section entitled "Public Offering--Reducing Your Sales Charge", will be applied based solely upon the dollar value of the transaction amount shown in the table and will no longer also apply the different purchase levels on a Unit basis. Similarly, the concessions and agency commissions described in the section entitled "Public Offering--Unit Distribution" will be applied based solely upon the dollar value of the transaction amount shown in the first table in this section, and will no longer also apply breakpoints on a Unit basis. However, such sales charge discounts and concessions or agency commission breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units will be issued.

Supplement Dated: January 3, 2011